UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 5, 2024

DRIVEN BRANDS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39898	47-3595252
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

440 South Church Street, Suite 700

Charlotte, North Carolina 28202

(Address of principal executive offices) (Zip Code)

(704) 377-8855

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	DRVN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On June 5, 2024, Driven Brands Holdings Inc. (the “Company”) and Driven Equity LLC and RC IV Cayman ICW Holdings LLC (the “Principal Stockholders”) entered into an Amended and Restated Stockholders Agreement (the “Amended and Restated Stockholders Agreement”). Each Principal Stockholders is a related party of Roark Capital Management, LLC (“Roark”). Related parties to Roark beneficially own a majority of the Company’s issued and outstanding shares.

The Amended and Restated Stockholders Agreement amends and restates the Stockholders Agreement, dated as of January 15, 2021, by and between the Company and the Principal Stockholders (the “Original Stockholders Agreement”). The Amended and Restated Stockholders Agreement’s material changes are: (1) addition of fiduciary outs for certain provisions relating to Board and committee composition, including provisions relating to the Principal Stockholders’ nomination and appointment rights, which fiduciary outs allow the Company not to comply with such provision if the Board, after consultation with counsel, determines in good faith that such compliance would be inconsistent with the Board’s fiduciary duties; and (2) removal of the Principal Stockholders’ consent rights. The Company entered into the Amended and Restated Stockholders Agreement in light of recent legal developments in Delaware and to encourage the resolution of pending stockholder demand letters and litigation challenging the validity one of the Principal Stockholders’ consent-right provisions of the Original Stockholders Agreement.

The foregoing description of the Amended and Restated Stockholders Agreement is qualified in its entirety by reference to the full text of the Amended and Restated Stockholders Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amended and Restated Stockholders Agreement, dated as of June 5, 2024, by and among the Company and Principal Stockholders

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRIVEN BRANDS HOLDINGS INC.

Date: June 7, 2024	By:	/s/ Scott O’Melia
	Name:	Scott O’Melia
	Title:	Executive Vice President, General Counsel and Secretary